BYLAWS

                                       OF

                               AGL RESOURCES INC.


                                    ARTICLE I

                                  SHAREHOLDERS


     SECTION 1.1. Date, Time and Place of Meetings. Annual and special meetings of the Shareholders shall be held on such date and at such time and place, within or without the State of Georgia, as may be stated in the notice of the meeting, or in a duly executed waiver of notice thereof. If no designation is made, the place of the meeting shall be the principal executive offices of the Corporation.

     SECTION 1.2. Annual Meetings. The annual meeting of the Shareholders of the Corporation shall be held each year for the purposes of electing Directors and of transacting such other business as properly may be brought before the meeting. To be properly brought before the meeting, business must be brought before the meeting (i) by or at the direction of the Board of Directors or (ii) by any Shareholder of the Corporation entitled to vote at the meeting who complies with the procedures set forth in Section 1.2 of this Article; provided, in each case, that such business proposed to be conducted is, under the law, an appropriate subject for Shareholder action.

     For business to be properly brought before an annual meeting by a Shareholder, the Shareholder must give timely notice thereof in writing to the Secretary of the Corporation. To be timely, a Shareholder's notice must be received by the Secretary at the principal executive offices of the Corporation at least 120 calendar days before the first anniversary of the date that the Corporation's proxy statement was released to Shareholders in connection with the previous year's annual meeting of Shareholders. However, if no annual meeting of Shareholders was held in the previous year or if the date of the annual meeting of Shareholders has been changed by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, the notice shall be received by the Secretary at the principal executive offices of the Corporation not fewer than the later of (i) 150 calendar days prior to the date of the contemplated annual meeting or (ii) the date which is 10 calendar days after the date of the first public announcement or other notification to the Shareholders of the date of the contemplated annual meeting.

     Such Shareholder's notice to the Secretary shall set forth with respect to any proposal such Shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear on the Corporation's books, of the

Shareholder proposing such business; (iii) the class and number of shares of the Corporation which are beneficially owned by such Shareholder; (iv) the dates upon which the Shareholder acquired such shares; (v) documentary support for any claim of beneficial ownership; (vi) any material interest of such Shareholder in such business; (vii) a statement in support of the matter and, for proposals sought to be included in the Corporation's proxy statement, any other information required by Securities and Exchange Commission Rule 14a-8; and
(viii) as to each person whom the Shareholder proposes to nominate for election or reelection as Director all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected, and evidence satisfactory to the Corporation that such nominee has no interests that would limit their ability to fulfill their duties of office).

     In addition, if the Shareholder intends to solicit proxies from the shareholders of the Corporation, such Shareholder shall notify the Corporation of this intent in accordance with Securities and Exchange Commission Rule 14a-4 and/or Rule 14a-8.

     SECTION 1.3. Special Meetings. The Corporation shall hold a special meeting of Shareholders on call of the Board of Directors or the Executive Committee, the Chairman of the Board of Directors, the President, or, upon delivery to the Corporation's Secretary of a signed and dated written demand for the meeting describing the purpose or purposes for the meeting, on call of the holders of 100% of the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. Only business within the purpose or purposes described in the notice of special meeting required by Section 1.5 below may be conducted at a special meeting of the Shareholders.

     For business to be properly brought before a special meeting by a Shareholder, the Shareholder must give timely notice thereof in writing to the Secretary of the Corporation. To be timely, a Shareholder's notice must be received by the Secretary at the principal executive offices of the Corporation at least 120 calendar days prior to the date of the special meeting.

     Such Shareholder's notice to the Secretary shall set forth with respect to any proposal such Shareholder proposes to bring before the special meeting (i) a brief description of the business desired to be brought before the special meeting and the reasons for conducting such business at the special meeting;
(ii) the name and address, as they appear on the Corporation's books, of the Shareholder proposing such business; (iii) the class and number of shares of the Corporation which are beneficially owned by such Shareholder; (iv) the dates upon which the Shareholder acquired such shares; (v) documentary support for any claim of beneficial ownership; (vi) any material interest of such Shareholder in such business; (vii) a statement in support of the matter and, for proposals sought to be included in the Corporation's proxy statement, any other information required by Rule 14a-8; and (viii) if the Shareholders requesting the special meeting propose to nominate one or more persons for election or reelection as Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected, and evidence reasonably satisfactory to the Corporation that such nominee has no interests that would limit their ability to fulfill their duties of office).

     In addition, if the Shareholder intends to solicit proxies from the shareholders of the Corporation, such Shareholder shall notify the Corporation of this intent in accordance with Securities and Exchange Commission Rule 14a-4 and/Rule or 14a-8.

     SECTION 1.4. Determination of Validity of Notice of Shareholder Proposal for Business. The chairman of a meeting may, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of Sections 1.2 and 1.3 of this Article, and, if he should so determine, he shall so declare to the meeting and any such business so determined to be not properly brought before the meeting shall not be transacted, or in the case of persons so nominated, not be eligible for election.

     SECTION 1.5. Notice of Meetings. The Secretary or an Assistant Secretary shall deliver, either personally or by mailing it, postage prepaid, a written notice of the place, day, and time of all meetings of the Shareholders not less than ten (10) nor more than sixty (60) days before the meeting date to each Shareholder of record entitled to vote at such meeting. Unless otherwise required or permitted by law, written notice is effective when mailed, if mailed with postage prepaid and correctly addressed to the Shareholder's address shown in the Corporation's current record of Shareholders. It shall not be necessary that notice of an annual meeting include a description of the purpose or purposes for which the meeting is called. In the case of a special meeting, the purpose or purposes for which the meeting is called shall be included in the notice of the special meeting. If an annual or special Shareholders' meeting is adjourned to a different date, time, or place, notice of the new date, time, or place need not be given if the new date, time, or place is announced at the meeting before adjournment. However, if a new record date for the adjourned meeting is or must be fixed under Section 1.9 herein, notice of the adjourned meeting must be given to persons who are Shareholders as of the new record date.

     SECTION 1.6. Record Date. The Board of Directors, in order to determine the Shareholders entitled to notice of or to vote at any meeting of the Shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, shall fix in advance a record date that may not be more than seventy (70) days before the meeting or action requiring a determination of Shareholders. Only such Shareholders as shall be Shareholders of record on the date fixed shall be entitled to such notice of or to vote at such meeting or any adjournment thereof, or to receive payment of any such dividend or other distribution or allotment of any rights, or to exercise any such rights in respect of stock, or to take any such other lawful action, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. The record date shall apply to any adjournment of the meeting except that the Board of Directors shall fix a new record date for the adjourned meeting if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

     SECTION 1.6. Shareholders' List for Meeting. After fixing a record date for a meeting, the Corporation shall prepare an alphabetical list of the names of all Shareholders who are entitled to notice of the Shareholders' meeting. The list shall be arranged by voting group (and within each voting group by class or series of shares) and show the address of and number of shares held by each Shareholder. The Corporation shall make the Shareholders' list available for inspection by any Shareholder, his agent, or his attorney at the time and place of the meeting.

     SECTION 1.8. Quorum. Subject to any express provision of law or the Articles of Incorporation, a majority of the votes entitled to be cast by all shares voting together as a group shall constitute a quorum for the transaction of business at all meetings of the Shareholders. Whenever a class of shares or series of shares is entitled to vote as a separate voting group on a matter, a majority of the votes entitled to be cast by each voting group so entitled shall constitute a quorum for purposes of action on any matter requiring such separate voting. Once a share is represented, either in person or by proxy, for any purpose at a meeting other than solely to object to holding a meeting or transacting business at the meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is set for the adjourned meeting.

     SECTION 1.9. Adjournment of Meetings. The holders of a majority of the voting shares represented at a meeting, or the Chairman of the Board or the President, whether or not a quorum is present, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the adjourned meeting.

     SECTION 1.10. Vote Required. When a quorum exists, action on a matter (other than the election of Directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation, a bylaw authorized by the Articles of Incorporation or express provision of law requires a greater number of affirmative votes. Unless otherwise provided in the Articles of Incorporation, Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have the right to cumulate their votes unless the Articles of Incorporation so provide.

     SECTION 1.11. Voting Entitlement of Shares. Unless otherwise provided in the Articles of Incorporation, each Shareholder, at every meeting of the Shareholders, shall be entitled to cast one vote, either in person or by written proxy, for each share standing in his or her name on the books of the Corporation as of the record date. A Shareholder may vote his shares in person or by proxy. An appointment of proxy is effective when received by the Secretary of the Corporation or other officer or agent authorized to tabulate votes and is valid for eleven (11) months unless a longer period is expressly provided in the appointment of proxy form. An appointment of proxy is revocable by the Shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest.


                                   ARTICLE II

                               BOARD OF DIRECTORS

     SECTION 2.1. General Powers. Subject to the Articles of Incorporation, and Bylaws approved by the Shareholders, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation managed under the direction of, the Board of Directors.

     SECTION 2.2. Number and Tenure. The Board of Directors shall consist of at least five (5) members and not more than fifteen (15) members, the exact number of Directors to be fixed from time to time by resolution of the Board of Directors of the Corporation. No decrease in the number or minimum number of Directors, through amendment of the Articles of Incorporation or of the Bylaws or otherwise, shall have the effect of shortening the term of any incumbent Director. The Board of Directors shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. At the first annual meeting of shareholders, the Directors shall be divided into three classes, as nearly equal in size as may be, with the Directors of one class to be elected to hold office for a term expiring at the third annual meeting following the election and until their successors shall have been duly elected and qualified; with the Directors of the second class to be elected to serve for a term expiring at the second annual meeting following the election and until their successors shall have been duly elected and qualified; and the Directors of the third class to be elected to serve for a term expiring at the first annual meeting following the election and until their successors shall have been duly elected and qualified. Thereafter, Directors shall be elected for terms of three years, and until their successors have been duly elected and qualified or until there is a decrease in the number of Directors.

     SECTION 2.3. Qualifications of Directors. Directors shall be natural persons who have attained the age of 18 years who shall own at least 100 shares of the Common Stock of the Corporation but need not be residents of the State of Georgia.

     SECTION 2.3.1. Re-election After Termination of Principal Employment. If any Director ceases to hold the position in his or her principal employment profession, trade or calling that he or she held at he beginning of the current term for which he or she was elected a Director, such person shall not be eligible for re-election to the Board of Directors after the expiration of such current term unless the Board of Directors decides that such person should be eligible for re-election.

     SECTION 2.3.2. Terminating Events; Honorary Directors. Any Director who either (i) attains his or her seventieth (70th) birthday or (ii) retires from or discontinues his or her employment with the Corporation, whichever first occurs, shall thereafter, upon completion of the term for which he or she was elected a Director, cease to be an active Director; provided, however, anyone who, upon his or her retirement is Chairman of the Board or President of the Corporation may, notwithstanding the above provisions of this Section, continue to serve as an active Director until his attains his seventieth (70th) birthday, and thereafter until completion of the term for which he or she was elected a Director.

     SECTION 2.3.3. Honorary Directors. Upon appointment by the Board of Directors, a Director who ceases to be an active Director because of age or retirement, or any other person who shall be so elected by the Board of Directors, shall become an Honorary Director for such term or terms as the Board of Directors may determine, but subject to removal from the position of Honorary Director at any time at the pleasure of the Board. Except for the regular
November meeting of the Board of Directors, Honorary Directors will not be expected to attend meetings of the Board unless specially invited. The expenses of Honorary Directors in attending such November meeting or any other meeting of the Board of Directors to which they are specially invited will be reimbursed by the Corporation but they will not receive fees for attending such meetings. Honorary Directors may participate in an advisory capacity in all discussions and deliberations of the Board of Directors, but shall have no vote at the meetings which they attend in accordance with the foregoing provisions. An Honorary Director shall not be included in any calculation of the number of active Directors authorized and serving under Section 2.2.

     SECTION 2.4. Vacancies. Unless the Articles of Incorporation provide otherwise, if a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of Directors, the vacancy may be filled only by the Board of Directors, or, if the Directors remaining in office constitute fewer than a quorum of the Board, by the affirmative vote of a majority of all Directors remaining in office. If the vacant office was held by a Director elected by a voting group of Shareholders, only the remaining Directors elected by that voting group are entitled to vote to fill the vacancy.

     SECTION 2.5. Meetings. The Board of Directors shall meet annually, without notice of the date, time, place or purpose of the meeting, immediately following and at the same place as the annual meeting of Shareholders. Regular meetings of the Board of Directors or any committee may be held between annual meetings without notice at such time and at such place, within or without the State of Georgia, as from time to time shall be determined by the Board or committee, as the case may be. A majority of the Board of Directors, the Chairman of the Board, the President or the Executive Committee may call a special meeting of the Directors at any time by giving each Director two (2) days notice of the date, time and place of the meeting. Such notice may be given orally or in writing in accordance with the provisions of Section 4.1. Unless otherwise provided in the Articles of Incorporation, these Bylaws or by law, neither the business to be transacted at, nor the purpose of, any regular or special meeting need be specified in the notice or any waiver of notice.

     SECTION 2.6. Quorum and Voting. At all meetings of the Board of Directors or any committee thereof, a majority of the number of Directors prescribed, or if no number is prescribed, the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business. The affirmative vote of a majority of the Directors present at any meeting at which there is a quorum at the time of such act shall be the act of the Board or of the committee, except as might be otherwise specifically provided by statute or by the Articles of Incorporation or Bylaws. In the absence of a quorum, the Directors present by majority vote may adjourn the meeting from time to time without notice other than by verbal announcement at the meeting until a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

     SECTION 2.7. Action Without Meeting. Unless the Articles of Incorporation or Bylaws provide otherwise, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if the action is taken by all members of the Board or committee, as the case may be. The action must be evidenced by one or more written consents describing the action taken, signed by each Director, and filed with the minutes of the proceedings of the Board or committee or filed with the corporate records.

     SECTION 2.8. Remote Participation in a Meeting. Unless otherwise restricted by the Articles of Incorporation or the Bylaws, any meeting of the Board of Directors may be conducted by the use of any means of communication by which all Directors participating may simultaneously hear each other during the meeting. A Director participating in a meeting by this means is deemed to be present in person at the meeting.

     SECTION 2.9. Compensation of Directors. The Board of Directors may fix the compensation of the Directors for their services as Directors. Compensation shall be fixed from time to time by a resolution of the Board of Directors, and may be on the basis of an annual sum or a fixed sum for attendance at each regular or special meeting and every adjournment thereof, or a combination of these methods. Members may be reimbursed for all reasonable traveling expenses incurred in attending meetings. No provision of these Bylaws shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 2.10. Removal of Directors by Shareholders. Subject to the requirements of Section 14-2-808 of the Georgia Business Corporation Code (the "Code") for the removal of Directors elected by cumulative voting, voting group or staggered terms, any one or more Directors may be removed from office, only with cause, at any meeting of Shareholders with respect to which notice of such purpose has been given, by the affirmative vote of the holder or holders of a majority of the outstanding shares of the Corporation.

    SECTION 2.11. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of Shareholders (i) by the Board of Directors or at the direction of the Board by any nominating committee or person appointed by the Board or (ii) by any Shareholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in Sections 1.2 and 1.3 of Article I of these Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. Such notice to the Secretary shall set forth the information required in Section 1.2 and 1.3 of Article I of these Bylaws. The Corporation may require any proposed nominee to furnish such other information as reasonably may be required by the Corporation to determine the eligibility of such proposed nominee to serve as a Director of the Corporation. The chairman of the meeting may, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     SECTION 2.15. Indemnification. The indemnification authorized in the Articles of Incorporation shall be subject to the following provisions and procedures:

     SECTION 2.15.1. Determination of Eligibility for Indemnification. In the case of actions brought by or in the right of the Corporation, a Director's right to indemnification as authorized in the Articles of Incorporation shall be determined:

          (i) If there are two or more directors not at the time parties to the proceeding ("Disinterested Directors"), by the board of directors by a majority vote of all the Disinterested Directors (a majority of whom shall for such purpose constitute a quorum), or by a majority of the members of a committee of two or more Disinterested Directors appointed by such a vote;

          (ii) By special legal counsel:

               (a) Selected in the manner prescribed in paragraph (i) of this subsection; or

               (b) If there are fewer than two Disinterested Directors, the Board of Directors (in which selection directors who do not qualify as Disinterested Directors may participate); or

          (iii) By the shareholders, but shares owned by or voted under the control of a director who at the time does not qualify as a disinterested director may not be voted on the determination.

     SECTION 2.15.2. Rights Not Exclusive. The rights to indemnification and advance of expenses granted in the Articles of Incorporation and in these Bylaws are not exclusive, and do not limit the Corporation's power to pay or reimburse expenses to which a Director may be entitled, whether by agreement vote of shareholders or Disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and do not limit the Corporation's power to pay or reimburse expenses incurred by a Director in connection with his appearance as a witness in a proceeding at a time when he has not been made a named defendant or respondent to the proceeding.

     SECTION 2.15.3. Insurance. The Corporation and its officers shall have the power to purchase and maintain insurance on behalf of an individual who is or was a Director, officer, employee or agent of the Corporation or who, while a Director, officer, employee, or agent of the Corporation, is or was serving as a Director, officer, partner, trustee employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise against liability asserted against or incurred by him in that capacity or arising from his status as a Director, officer, employee or agent, whether or not the Corporation would have the power to indemnify him against the same liability under the provisions of these Bylaws.

     SECTION 2.15.4. Reports to Shareholders. If the Corporation indemnifies or advances expenses to a Director, otherwise than by action of the shareholders or by an insurance carrier pursuant to insurance maintained by the Corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next annual shareholders' meeting.

                                   ARTICLE III

                                   COMMITTEES

     SECTION 3.1. Committees. The Board of Directors may, by resolution, designate from among its members one or more committees, each committee to consist of one or more Directors, except that committees appointed to take action with respect to indemnification of Directors, Directors' conflicting interest transactions or derivative proceedings shall consist of two or more Directors qualified to serve pursuant to the Code. Any such committee, to the extent specified by the Board of Directors, Articles of Incorporation or Bylaws, shall have and may exercise all of the authority of the Board of Directors in the management of the business affairs of the Corporation, except that it may not (i) approve or propose to Shareholders action that the Code requires to be approved by Shareholders; (ii) fill vacancies on the Board of Directors or any of its committees; (iii) amend the Articles of Incorporation; (iv) adopt, amend, or repeal Bylaws; or (v) approve a plan of merger not requiring Shareholder approval. All action by any committee shall be reported to the Board of Directors at its meeting next succeeding such action, and shall be subject to revision and alteration by the Board of Directors, except that no rights of third person shall be affected by any such revision or alteration. Vacancies in any committee shall be filled by the Board of Directors.

    SECTION 3.2. Meetings of Committees. Regular meetings of any committee may be held without notice at such time and at such place, within or without the State of Georgia, as from time to time shall be determined by such committee. The Chairman of the Board of Directors, the President, the Board of Directors or the committee by vote at a meeting, or by two members of any committee in writing without a meeting, may call a special meeting of any such committee at any time by giving each such committee member two (2) days notice of the date, time and place of the meeting. Such notice may be given orally or in writing in accordance with the provisions of Section 4.1. Unless otherwise provided in the Articles of Incorporation, these Bylaws or by law, neither the business to be transacted at, nor the purpose of, any regular or special meeting of any such committee need be specified in the notice or any waiver of notice.

     SECTION 3.3. Quorum of Committee. At all meetings of any committee a majority of the total number of its members shall constitute a quorum for the transaction of business. Except in cases in which it is by law, by the Articles of Incorporation, by these Bylaws, or by resolution of the Board of Directors otherwise provided, a majority of such quorum shall decide any questions that may come before the meeting. In the absence of a quorum, the members of the committee present by majority vote may adjourn the meeting from time to time, without notice other than by verbal announcement at the meeting, until a quorum shall attend.

     SECTION 3.4. Compensation of Committee Members. The Board of Directors may fix the compensation of the Directors for their services as members of committees of the Board of Directors. Compensation shall be fixed from time to time by a resolution of the Board of Directors, and may be on the basis of an annual sum or a fixed sum for attendance at each regular or special meeting and every adjournment thereof, or a combination of these methods. Members of committees shall be reimbursed for all reasonable traveling expenses incurred in attending meetings. No provision of these Bylaws shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

     SECTION 3.5. Executive Committee. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate an Executive Committee of three or more Directors, which designation shall include the Chairman of the Board of Directors and the President. Each Director of the Corporation who is not designated as a member of the Executive Committee hereby is designated as an alternate member of the Executive Committee, who may act in the place and stead of any absent member or members at any meeting of such Executive Committee in the event (i) a quorum of the Executive Committee is not present and (ii) the Chairman of the Board or, in his absence, the President, appoints such alternate member to act for that meeting as a member of the Executive Committee; and such alternate member shall serve only at the meeting for which such appointment is made, but shall have at that meeting all the powers of a regular member of the Executive Committee. During the intervals between the meetings of the Board of Directors the Executive Committee shall have and may exercise all of the authority of the Board of Directors in the management of the business affairs of the Corporation to the extent authorized by the resolution providing for such Executive Committee or by subsequent resolution adopted by a majority of the whole Board of Directors, except that it may not (i) approve or propose to

Shareholders action that the Code requires to be approved by Shareholders; (ii) fill vacancies on the Board of Directors or any of its committees; (iii) amend the Articles of Incorporation; (iv) adopt, amend, or repeal bylaws; or (v) approve a plan of merger not requiring Shareholder approval.

     SECTION 3.5.1. Honorary Members of Executive Committee. Upon appointment by the Board of Directors, a Director who ceases to be an active Director because of age or retirement, and who at the time has been a member of the Executive Committee for twelve or more years, shall become an Honorary Member of the Executive Committee for such term or terms as the Board of Directors may determine, but subject to removal from the position of Honorary Member of the Executive Committee at any time at the pleasure of the Board. Honorary Members of the Executive Committee shall receive the customary fees for attending regular meetings, and may participate in an advisory capacity in all discussions and deliberations of the Executive Committee, but shall have no vote at the meetings which they attend in accordance with the foregoing provisions. An Honorary Member shall not be included in any calculation of the number of active Directors authorized and serving under Section 3.5.

     SECTION 3.6. Audit Committee. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate an Audit Committee of four (4) or more Directors. The members of the Audit Committee shall serve at the pleasure of the Board of Directors or until their successors shall be duly designated. Each Director of the Corporation who is not designated as a member of the Audit Committee hereby is designated as an alternate member of the Audit Committee, who may act in the place and stead of any absent member or members at any meeting of such Audit Committee in the event (i) a quorum of the Audit Committee is not present and (ii) the Chairman of the Board or, in his absence, the President, appoints such alternate member to act for that meeting as a member of the Audit Committee; and such alternate member shall serve only at the meeting for which such appointment is made, but shall have at that meeting all the powers of a regular member of the Audit Committee. The Audit Committee shall consider the choice of the independent public accountants for the Corporation, shall review the planned scope of the audit and the results of their examinations of the financial statements of the Corporation, their opinions thereon and their recommendations with respect to accounting, internal controls and other matters, shall convey information to and from the Board of Directors and its independent public accountants and auditors, shall be available for discussions of internal auditing problems and procedures, and shall make their report to the Board of Directors or the Executive Committee, or to both. The Audit Committee shall keep full and fair accounts of its transactions. All action by the Audit Committee shall be reported to the Board of Directors at its meeting next succeeding such action, and shall be subject to revision and alteration by the Board of Directors; provided that no rights of third persons shall be affected by any such revision or alteration. Vacancies in the Audit Committee shall be filled by the Board of Directors.

     SECTION 3.7. Nominating and Compensation Committee. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate a Nominating and Compensation Committee of four (4) or more Directors. The members of the Nominating and Compensation Committee shall serve at the pleasure of the Board of Directors or until their successors shall be duly designated. Each Director of the Corporation who is not designated as a member of the Nominating and Compensation Committee hereby is designated as an alternate member of the Nominating and Compensation Committee, who may act in the place and stead of any absent member or members at any meeting of such Nominating and Compensation Committee in the event (i) a quorum of the Nominating and Compensation Committee is not present and (ii) the Chairman of the Board or, in his absence, the President, appoints such alternate member to act for that meeting as a member of the Nominating and Compensation Committee; and such alternate member shall serve only at the meeting for which such appointment is made, but shall have at that meeting all the powers of a regular member of the Nominating and Compensation Committee. The Nominating and Compensation Committee shall review and develop, with the Chief Executive Officer, management succession and executive development plans; recommend to the Board for election the officers of the Corporation and Atlanta Gas Light Company, and the presidents of each of the other principal subsidiaries of the Corporation; and review the performance of and recommend to the Board of Directors the appropriate compensation level for such officers, including base salaries, stock based compensation, other incentive compensation, and perquisites. The Nominating and Compensation Committee also shall review and recommend to the Board of Directors any changes in the various benefit programs of the Corporation; and shall review the level of fees paid and the manner in which fees are paid to members of the Corporation's Board of Directors and shall make recommendations for adjustments as appropriate. The Nominating and Compensation Committee also shall identify and recommend to the Board of Directors the nominees for the Board. The Nominating and Compensation Committee shall keep full and fair accounts of its transactions. All action by the Nominating and Compensation Committee shall be reported to the Board of Directors at its meeting next succeeding such action, and shall be subject to revision and alteration by the Board of Directors; provided that no rights of third persons shall be affected by any such revision or alteration. Vacancies in the Nominating and Compensation Committee shall be filled by the Board of Directors.

     SECTION 3.8. Corporate Responsibility Committee. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate a Corporate Responsibility Committee of four (4) or more Directors. The members of the Corporate Responsibility Committee shall serve at the pleasure of the Board of Directors or until their successors shall be duly designated. Each Director of the Corporation who is not designated as a member of the Corporate Responsibility Committee hereby is designated as an alternate member of the Corporate Responsibility Committee, who may act in the place and stead of any absent member or members at any meeting of such Corporate Responsibility Committee in the event (i) a quorum of the Corporate Responsibility Committee is not present and (ii) the Chairman of the Board or, in his absence, the President, appoints such alternate member to act for that meeting as a member of the Corporate Responsibility Committee; and such alternate member shall serve only at the meeting for which such appointment is made, but shall have at that meeting all the powers of a regular member of the Corporate Responsibility Committee. The Corporate Responsibility Committee shall make periodic reviews of pension plans (including the investment of funds); it shall identify and monitor broad governmental, social and environmental trends that could affect the Corporation's performance and the related interests of its employees, shareholders, customers and the general public; it shall review and monitor matters relating to employee and community health and safety; and it shall review and monitor corporate policy with respect to charitable giving. The results of said reviews shall be reported to the Board of Directors. The Corporate Responsibility Committee shall keep full and fair accounts of its transactions. All action by the Corporate Responsibility Committee shall be reported to the Board of Directors at its meeting next succeeding such action, and shall be subject to revision and alteration by the Board of Directors; provided that no rights of third persons shall be affected by any such revision or alteration. Vacancies in the Corporate Responsibility Committee shall be filled by the Board of Directors.

     SECTION 3.9. Strategy and Finance Committee. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may designate a Strategy and Finance Committee of four (4) or more Directors. The members of the Strategy and Finance Committee shall serve at the pleasure of the Board of Directors or until their successors shall be duly designated. Each Director of the Corporation who is not designated as a member of the Strategy and Finance Committee hereby is designated as an alternate member of the Strategy and Finance Committee, who may act in the place and stead of any absent member or members at any meeting of such Strategy and Finance Committee in the event (i) a quorum of the Strategy and Finance Committee is not present and (ii) the Chairman of the Board or, in his absence, the President, appoints such alternate member to act for that meeting as a member of the Strategy and Finance Committee; and such alternate member shall serve only at the meeting for which such appointment is made, but shall have at that meeting all the powers of a regular member of the Strategy and Finance Committee. The Strategy and Finance Committee shall consider and make recommendations to the Board relating to short and long term business objectives and strategies; strategic business combinations; entry into new businesses; the Corporation's operating plans and budgets for each fiscal year; the Corporation's capitalization; financing plans, including short and long term needs for capital; and dividend policy. The results of said reviews shall be reported to the Board of Directors. The Strategy and Finance Committee shall keep full and fair accounts of its transactions. All action by the Strategy and Finance Committee shall be reported to the Board of Directors at its meeting next succeeding such action, and shall be subject to revision and alteration by the Board of Directors; provided that no rights of third persons shall be affected by any such revision or alteration. Vacancies in the Strategy and Finance Committee shall be filled by the Board of Directors.


                                   ARTICLE IV

                                     NOTICES

     SECTION 4.1. Notice. Whenever, under the provisions of the Articles of Incorporation or these Bylaws or by law, notice is required to be given to any Director or Shareholder, such notice may be given in writing, by mail; by telegram, telex or facsimile transmission; by other form of wire or wireless communication; or by private carrier. Unless otherwise required or permitted by law, such notice shall be deemed to be effective at the earliest of when received, or when delivered, properly addressed, to the addressee's last known principal place of business or residence; or five days after the same shall be deposited in the United States mail if mailed with first-class postage prepaid and correctly addressed; or on the date shown on the return receipt, if sent by registered or certified mail, and the receipt is signed by or on behalf of the addressee. Notice to any Director or Shareholder may also be oral if oral notice is reasonable under the circumstances. Oral notice is effective when communicated if communicated in a comprehensible manner. If these forms of personal notice are impractical, notice may be communicated by a newspaper of general circulation in the area where published, or by radio, television, or other form of public broadcast communication.

     SECTION 4.2. Waiver of Notice. Whenever any notice is required to be given under provisions of the Articles of Incorporation or of these Bylaws or by law, a waiver thereof, signed by the person entitled to notice and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting and of all objections to the place or time of the meeting or the manner in which it has been called or convened, except when the person attends a meeting for the express purpose of stating, at the beginning of the meeting, any such objection and, in the case of a Director, does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Shareholders, Directors or a committee of Directors need be specified in any written waiver of notice; provided, however, that any waiver of notice of a meeting of Shareholders required with respect to a plan of merger or a plan of consolidation shall be effective only upon compliance with Section 14-2-706(c) of the Code or successor provisions.


                                    ARTICLE V

                                    OFFICERS

     SECTION 5.1. Appointment. The Board of Directors at its first meeting following the Annual Meeting of Shareholders shall elect such officers as it shall deem necessary, including, for the Corporation and Atlanta Gas Light Company, a Chairman of the Board, a President, a Secretary, a Treasurer, one or more Vice Presidents (one or more of whom may be designated Executive Vice President or Senior Vice President), Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers. The Board of Directors at its first meeting following the Annual Meeting of Shareholders also shall elect, for each of the Corporation's major subsidiaries, a President. Each of the officers elected by the Board shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Each such officer shall hold office until the corresponding meeting of the Board of Directors in the next year and until his successor shall have been duly elected and qualified or until he shall have resigned or shall have been removed in the manner provided in Section 5.2 of this Article V. Any number of offices may be held by the same person unless the Articles of Incorporation or these Bylaws otherwise provide. The appointment of an officer does not itself create contract rights.

     SECTION 5.2. Resignation and Removal of Officers. An officer may resign at any time by delivering notice to the Corporation and such resignation is effective when the notice is delivered unless the notice specifies a later effective date. The Board of Directors (except in the case of an officer elected by the Board of Directors) or the Executive Committee or an officer upon whom such power of removal may have been conferred may remove any officer at any time with or without cause.

     SECTION 5.3. Vacancies. Any vacancy in office resulting from any cause may be filled by the Board of Directors at any regular or special meeting.

     SECTION 5.4. Powers and Duties. Each officer has the authority and shall perform the duties set forth below or, to the extent consistent with these Bylaws, the duties prescribed by the Board of Directors or by direction of an officer authorized by the Board of Directors to prescribe the duties of other officers.

     SECTION 5.4.1. Chairman of the Board of Directors. The Chairman of the Board of Directors may be chosen from among the Directors of the Corporation and need not be an Executive Officer or employee of the Corporation. The Chairman shall preside at all meetings of the Board of Directors. He shall have the usual powers and duties incident to the office of the chairman of the board of directors of a corporation and such other powers and duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 5.4.2. Chief Executive Officer. The Board of Directors may designate as the Chief Executive Officer of the Corporation the President or any other officer of the Corporation including the Chairman if the Chairman is a full-time officer and employee of the Corporation. The Chief Executive Officer of the Corporation shall have general and active management responsibility for the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall preside at all meetings of the shareholders. The Chief Executive Officer shall be the Chairman of the Executive Committee and preside at all meetings of that committee. Except where by law the signature of the President is required, the Chief Executive Officer shall have the same powers as the President to sign all authorized certificates, contracts, bonds, deeds, mortgages and other instruments. He shall have the usual powers and duties incident to the position of chief executive officer of a corporation and such other powers and duties as from time to time may be assigned by the Board of Directors. The Board of Directors may, or if it does not, the Chief Executive Officer may, from time to time designate an Executive Officer of the Corporation to assume and perform the duties and powers of the Chief Executive Officer during the absence or disability of the Chief Executive Officer.

     SECTION 5.4.3. President. The President shall be responsible for the general supervision of the affairs of the Corporation and general and active management of the financial affairs of the Corporation. He shall have the power to make and execute certificates, contracts, bonds, deeds, mortgages and other instruments on behalf of the Corporation, except in cases in which the signing thereof shall have been expressly delegated to some other officer or agent of the

Corporation and to delegate such power to others. He also shall have such powers and perform such duties as are specifically imposed on him by law and as may be assigned to him by the Board of Directors. In the event there is no Chairman of the Board, the President shall also have all the powers and authority that the Chairman is given in these Bylaws or otherwise. During the absence or disability of the Chairman of the Board, the President shall preside at all meetings of the Shareholders, the Board of Directors and the Executive Committee. He shall have the usual powers and duties incident to the office of a president of a corporation and such other powers and duties as from time to time may be assigned to him by the Board of Directors. If the Board of Directors designates the President as the Chief Executive Officer of the Corporation, the President shall also have the powers and duties of the Chief Executive Officer.

     SECTION 5.4.4. Vice Presidents. The Executive Vice Presidents shall be senior in authority among the Vice Presidents. During the absence or disability of the President, the Board of Directors shall designate which of the Executive Vice Presidents shall exercise all the powers and discharge all of the duties of the President, provided, however, that if he is not a Director he shall not preside at any meetings of the Board of Directors or the Executive Committee. The Vice Presidents, shall perform such duties as vice presidents customarily perform and shall perform such other duties and shall exercise such other powers as the President or the Board of Directors may from time to time designate.

     SECTION 5.4.5. Secretary. The Secretary shall attend all meetings of the Shareholders and all meetings of the Board of Directors and shall record all votes and minutes of all proceedings in books to be kept for that purpose, and shall perform like duties for the standing committees when required. He shall have custody of the corporate seal of the Corporation, shall have the authority to affix the same to any instrument the execution of which on behalf of the Corporation under its seal is duly authorized and shall attest to the same by his signature whenever required. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the same by his signature. The Secretary shall give, or cause to be given, any notice required to be given of any meetings of the Shareholders, the Board of Directors and of the standing committees when required. The Secretary shall cause to be kept such books and records as the Board of Directors, the Chairman of the Board or the President may require and shall cause to be prepared, recorded, transferred, issued, sealed and canceled certificates of stock as required by the transactions of the Corporation and its Shareholders. The Secretary shall attend to such correspondence and shall perform such other duties as may be incident to the office of a Secretary of a Corporation or as may be assigned to him by the Board of Directors, the Chairman of the Board or the President.

     SECTION 5.4.6. Treasurer. The Treasurer shall be charged with the management of financial affairs of the Corporation and shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies, or other depositaries as shall from time to time be selected by the Board of Directors. He shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation. In general, he shall perform such duties as treasurers usually perform and shall perform such other duties and shall exercise such other powers as the Board of Directors, the Chairman of the Board or the President may from time to time designate and shall render to the Chairman of the Board, the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation.

     SECTION 5.4.7. Controller. The Controller shall have charge of and be responsible for preparation of financial and management reports, budgeting, rate material, property accounting, taxes and such other duties as are commonly incident to the office of Controller. The Controller shall have such power and duties as from time to time may be properly delegated by the President and such other powers and duties as may from time to time be assigned by the Board of Directors.

     SECTION 5.4.8. Assistant Vice President, Assistant Secretary and Assistant Treasurer. One or more Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, in the absence or disability of any Vice President, the Secretary or the Treasurer, respectively, shall perform the duties and exercise the powers of those offices, and, in general, they shall perform such other duties as shall be assigned to them by the Board of Directors or by the person appointing them. Specifically the Assistant Secretaries may affix the corporate seal to all necessary documents and attest the signature of any officer of the Corporation.

     SECTION 5.4.9. Subordinate Officers. The Board of Directors may elect such subordinate officers as it may deem desirable. Each such officer shall hold office for such period, have such authority and perform such duties as the Board of Directors may prescribe. The Board of Directors may from time to time authorize any officer to appoint and remove subordinate officers and prescribe the powers and duties thereof. The Board of Directors may from time to time authorize the Chairman of the Board of Directors or the President to appoint any employee or officer of the Corporation (except the President, the Secretary or an Assistant Secretary elected by the Board of Directors) as an Assistant Secretary of the Corporation, to prescribe the powers, term, duties and salary, if any, of such Assistant Secretary, and to remove any Assistant Secretary thus appointed.

     SECTION 5.5. Officers Holding Two or More Offices. Any two of the above mentioned offices, except those of President and Secretary or Assistant Secretary, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument be required by statute, by the Articles of Incorporation or by these Bylaws to be executed, acknowledge or verified by any two or more officers.

     SECTION 5.6. Compensation. The Board of Directors shall have power to fix the compensation of all officers of the Corporation. It may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.

                                   ARTICLE VI

                                  CAPITAL STOCK

     SECTION 6.1. Share Certificates. Unless the Articles of Incorporation or these Bylaws provide otherwise, the Board of Directors may authorize the issue of some or all of the shares of any or all of its classes or series with or without certificates. Unless the Code provides otherwise, there shall be no differences in the rights and obligations of Shareholders based on whether or not their shares are represented by certificates.

     In the event that the Board of Directors authorizes shares with certificates, each certificate representing shares of stock of the Corporation shall be in such form as shall be approved by the Board of Directors and shall set forth upon the face thereof the name of the Corporation and that it is organized under the laws of the State of Georgia, the name of the person to whom the certificate is issued, and the number and class of shares and the designation of the series, if any, the certificate represents. The Board of Directors may designate any one or more officers to sign each share certificate, either manually or by facsimile. In the absence of such designation, each share certificate must be signed by the President or a Vice President and the Secretary or an Assistant Secretary. If the person who signed a share certificate, either manually or in facsimile, no longer holds office when the certificate is issued, the certificate is nevertheless valid.

     SECTION 6.2. Record of Shareholders. The Corporation or an agent designated by the Board of Directors shall maintain a record of the Corporation's Shareholders in a form that permits preparation of a list of names and addresses of all Shareholders, in alphabetical order by class or shares showing the number and class of shares held by each Shareholder. The Corporation shall be entitled to treat the person in whose name shares are registered in the records of the Corporation as the owner thereof for all purposes unless it accepts for its records a nominee certificate naming a beneficial owner of shares other than the record owner, and shall not otherwise be bound to recognize any equitable or other claim to or interest in such shares except as may be provided by law.

     SECTION 6.3. Lost Certificates. In the event that a share certificate is lost, stolen, mutilated or destroyed, the Board of Directors may direct that a new certificate be issued in place of such certificate. When authorizing the issue of a new certificate, the Board of Directors may require such proof of loss as it may deem appropriate as a condition precedent to the issuance thereof, including a requirement that the owner of such lost, stolen or destroyed certificate, or his legal representative, advertise the same in such manner as the Board shall require and/or that he give the Corporation a bond in such sum as the Board may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     SECTION 6.4. Transfers of Shares. Transfers of shares of the capital stock of the Corporation shall be made only upon the books of the Corporation by the registered holder thereof, or by his duly authorized attorney, or with a transfer clerk or transfer agent appointed as provided in Section 6.5 hereof, and, in the case of a share represented by certificate, on surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, to vote as such owner, and for all other purposes, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

     SECTION 6.5. Transfer Agents and Registrars. The Board of Directors may establish such other regulations as it deems appropriate governing the issue, transfer, conversion and registration of share certificates, including appointment of transfer agents, clerks or registrars.


                                   ARTICLE VII

                               GENERAL PROVISIONS

     SECTION 7.1. Indemnification of Officers, Employees and Agents. The Corporation shall indemnify any officer who was or is made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, derivative, criminal, administrative or investigative (hereinafter, a "proceeding") to the same extent as it is obligated to indemnify any Director of the Corporation, but without being subject to the same procedural conditions imposed for the indemnification of Directors. The Corporation may indemnify and advance expenses to an employee or agent who is not a Director or officer to the extent permitted by the Articles of Incorporation, the Bylaws or by law.

     SECTION 7.2. Seal. The Corporation may have a seal, which shall be in such form as the Board of Directors may from time to time determine. In the event that the use of the seal is at any time inconvenient, the signature of an officer of the Corporation, followed by the word "Seal" enclosed in parentheses, shall be deemed the seal of the Corporation.

     SECTION 7.3. Voting Shares in Other Corporations. In the absence of other arrangements by the Board of Directors, shares of stock issued by another corporation and owned or controlled by the Corporation, whether in a fiduciary capacity or otherwise, may be voted by the President or any Vice President, in the absence of action by the President, in the same order as they preside in the absence of the President, or, in the absence of action by the President or any Vice President, by any other officer of the Corporation, and such person may execute the aforementioned powers by executing proxies and written waivers and consents on behalf of the Corporation.

     SECTION 7.4. Amendment of Bylaws. These Bylaws may be amended or repealed and new bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors unless the Articles of Incorporation or the Code reserve this power exclusively to the Shareholders in whole or in part or the Shareholders, in amending or repealing the particular bylaw, provide expressly that the Board of Directors may not amend or repeal that bylaw. Unless the Shareholders have fixed a greater quorum or voting requirement, these Bylaws also may be altered, amended or repealed and new bylaws may be adopted, unless such action has been recommended by the Board of Directors, by an affirmative vote of the holders of at least two-thirds of all outstanding shares entitled to vote.

     SECTION 7.5. Execution of Bonds, Debentures, Evidences of Indebtedness, Checks, drafts and other Obligations and Orders for Payment. The signatures of any officer or officers of the Corporation executing a corporate bond, debenture or other debt security of the Corporation or attesting the corporate seal thereon, or upon any interest coupons annexed to any such corporate bond, debenture or other debt security of the Corporation, and the corporate seal affixed to any such bond, debenture or other debt security of the Corporation, may be facsimiles, engraved or printed, provided that such bond, debenture or other debt security of the Corporation is authenticated or countersigned with the manual signature of an authorized officer of the corporate trustee designated by the indenture or other agreement under which said security is issued by a transfer agent, or registered by a registrar, other than the Corporation itself, or an employee of the Corporation. If the person who signed such, bond, debenture or other debt security of the Corporation, either manually or in facsimile, no longer holds office when the certificate is issued, the certificate is nevertheless valid.

     SECTION 7.6. Business Combinations. All of the requirements of Sections 14-2- 1131 to 1133, inclusive, of the Code, as now in effect and as hereafter from time to time amended, shall be applicable to this Corporation and to any business combination approved or recommended by the Board of Directors.

                                  ARTICLE VIII

                                EMERGENCY BYLAWS

     SECTION 8.1. Emergency Bylaws. This Article shall be operative during any emergency resulting from some catastrophic event that prevents a quorum of the Board of Directors or any committee thereof from being readily assembled (an "emergency"), notwithstanding any different or conflicting provisions set forth elsewhere in these Bylaws or in the Articles of Incorporation. To the extent not inconsistent with the provisions of this Article, the bylaws set forth elsewhere herein and the provisions of the Articles of Incorporation shall remain in effect during such emergency, and upon termination of such emergency, the provisions of this Article shall cease to be operative.

     SECTION 8.2. Meetings. During any emergency, a meeting of the Board of Directors or any committee thereof may be called by any Director, or by the President, any Vice President, the Secretary or the Treasurer (the "Designated Officers") of the Corporation. Notice of the time and place of the meeting shall be given by any available means of communication by the person calling the meeting to such of the Directors and/or Designated Officers as may be feasible to reach. Such notice shall be given at such time in advance of the meeting as, in the judgement of the person calling the meeting, circumstances permit.

     SECTION 8.3 Quorum. At any meeting of the Board of Directors or any committee thereof called in accordance with this Article, the presence or participation of two Directors, one Director and a Designated Officer, or two Designated Officers shall constitute a quorum for the transaction of business.

     SECTION 8.4. Bylaws. At any meeting called in accordance with this Article, the Board of Directors or committee thereof, as the case may be, may modify, amend or add to the provisions of this Article so as to make any provision that may be practical or necessary for the circumstance of the emergency.

     SECTION 8.5. Liability. Corporate action taken in good faith in accordance with the emergency bylaws may not be used to impose liability on a Director, officer, employee or agent of the Corporation.

     SECTION 8.6. Repeal or Change. The provisions of this Article shall be subject to repeal or change by further action of the Board of Directors or by action of Shareholders, but no such repeal or change shall modify the provisions of the immediately preceding section of this Article with regard to action taken prior to the time of such repeal or change.